UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2021

APACHE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-4300	41-0747868
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Post Oak Boulevard, Suite 100

Houston, Texas 77056-4400

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (713) 296-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 1, 2021, Apache Corporation (the “Company”) implemented a holding company reorganization (the “Holding Company Reorganization”) pursuant to Section 251(g) of the General Corporation Law of the State of Delaware (the “DGCL”). As a result of the Holding Company Reorganization, the Company became a direct, wholly-owned subsidiary of APA Corporation (“APA”).

As required by Section 251(g) of the DGCL, in connection with the Holding Company Reorganization, the Company’s Amended and Restated Certificate of Incorporation was further amended (as so amended and restated, the “Apache Charter”) to provide that all acts or transactions involving the Company, other than the election or removal of directors, that require the approval of APA as the Company’s sole shareholder will also require the approval of APA’s shareholders by the same vote as is required by the DGCL and the Apache Charter (the “Pass-Through Voting Provision”).

At the annual meeting of shareholders of APA, held on May 27, 2021, the shareholders of APA approved an amendment to the Apache Charter to remove the Pass-Through Voting Provision. Thereafter, the Company’s Board of Directors and APA, as the sole stockholder of the Company, approved the amendment, and the Company filed a Certificate of Amendment (the “Certificate of Amendment”) to the Apache Charter with the Secretary of State of the State of Delaware to remove the Pass-Through Voting Provision. The Certificate of Amendment was effective as of 11:59 A.M. (Eastern Time) on June 10, 2021 (the “Effective Time”).

The above description of the Certificate of Amendment is a summary of the material terms thereof and is qualified in its entirety by reference to the Certificate of Amendment, a copy of which is attached hereto as Exhibit 3.1, as filed with the Secretary of State of the State of Delaware effective as of the Effective Time.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APACHE CORPORATION

Date: June 14, 2021	By:	/s/ Rajesh Sharma
Rajesh Sharma
Corporate Secretary